UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2025

Velo3D, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39757	98-1556965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2710 Lakeview Court,
Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(408) 610-3915

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001	VELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 22, 2025, Velo3D, Inc. (the “Company”) issued a press release announcing its entrance into a contract with the U.S. Department of War’s Defense Innovation Unit to eliminate critical defense manufacturing bottlenecks.

Separately, due to the extended government shutdown during the fourth quarter of 2025, which impacted all government entities and resulted in limitations on the Company’s ability to execute on its normal business operations, the Company is revising its full year 2025 revenue guidance to now be between $45 million and $55 million. The shutdown caused delays in approvals and project timelines, but the Company successfully maintained operations and client relationships throughout this challenging period, it believes positioning itself for a strong recovery. The Company anticipates its operations to return to pre-government shutdown levels as it moves into fiscal 2026.

Forward-Looking Statements:

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, statements regarding the Company’s current and future government contracts pipeline, its expected results from operations in 2026, and the Company’s other expectations, hopes, beliefs, intentions, or strategies for the future. These statements are based on current expectations, estimates and projections made by management about the Company’s business, industry and other conditions affecting its financial condition, results of operations and business prospects. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict and that could cause the actual results to differ materially from the expected results. These risks and uncertainties include the Company’s ability to negotiate and secure future government and other contracts and successfully fulfill its current government or other contracts; the potential for, and impact of, any future government shutdown in 2026; the successful acceptance and use of the Company’s products and services by its customers; any competition to the Company’s products and services and other risks and uncertainties described in the documents filed by the Company from time to time with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. The Company cautions not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by applicable law.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished solely to satisfy the requirements of Regulation FD and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Document
99.1	Press release, dated December 22, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Velo3D, Inc.

Date: December 22, 2025	By:	/s/ Hull Xu
Hull Xu
Chief Financial Officer